EXHIBIT 10.27O

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FOURTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FOURTEENTH AMENDMENT (this “Fourteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Fourteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Fourteenth Amendment. If the terms and conditions set forth in this Fourteenth Amendment conflict with the Agreement, the terms and conditions of this Fourteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Fourteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Fourteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Fourteenth Amendment. Except as amended by this Fourteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

WHEREAS, Customer and CSG entered into that certain First Amendment to the Agreement effective [******* *, 2020 (CSG document no. *******) whereby the Parties amended and restated the ******* and *********** Fee applicable to the “******** *** ******** ******* **** *********** ****** ** (“****]”)”; and

WHEREAS, Customer requests to discontinue the foregoing Services, and CSG agrees to discontinue, the foregoing Services, for [******* **** *********** ****** ** (“****]”).

NOW THEREFORE, Customer and CSG agree to the following upon execution of this Fourteenth Amendment:

1.
Effective as of [******** **], 2021, CSG shall no longer provide and Customer shall no longer receive the Services, for [******* **** *********** ****** ** (“****]”) and the associated [******* and ***********] fee shall discontinue. As a result, effective as of [******** **], 2021, the Agreement shall be amended to delete in its entirety Schedule F, Section IV., entitled “Ancillary Products and Services,” Subsection K., entitled “[******** *** ******** ******* **** *********** ****** ** (“****]”) and to restate the following in its place:

“K. [Intentionally Left Blank]”

IN WITNESS WHEREOF the parties hereto have caused this Fourteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: _/s/_Jeur Abeln__________________	By: __/s/ Rasmani Bhattacharya_____________
Name: _Jeur Abeln______________________	Name: _Rasmani Bhattacharya_____________
Title: _SVP Procurement_________________	Title: _SVP and General Counsel___
Date: _27-Jan-2022_________________	Date: _Jan 20, 2022_____________________